UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

Gulfport Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19514	86-3684669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Quail Springs Parkway Oklahoma City, Oklahoma 73134 (Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (405) 252-4600

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GPOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Operating Officer Separation

On June 3, 2021, the Board of Directors (the “Board”) of Gulfport Energy Corporation (the “Company”) accepted Donnie Moore’s notice of resignation and intent to retire and reached an agreement whereby Mr. Moore will no longer serve in his position as Chief Operating Officer of the Company effective as of June 11, 2021.

The Board treated Mr. Moore’s departure from the Company as a termination without “cause” during a “change of control” period pursuant to his employment agreement, dated as of August 1, 2019, by and between the Company and Mr. Moore (the “Employment Agreement”). Subject to the execution and non-revocation of the release substantially in the form attached to the Employment Agreement, Mr. Moore will receive the severance payments set forth in Section 6.1.2(c) of the Employment Agreement.

The foregoing description of the terms and conditions of the Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreement, a copy of which is attached as Exhibit 10.4 to the Company’s 10-Q filed on August 2, 2019, and incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Employment Agreement, entered into and effective as of August 1, 2019, by and between the Company and Donnie Moore (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2019, filed on August 2, 2019).
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2021	Gulfport Energy Corporation

	By:	/s/ Patrick Craine
	Name: Title:	Patrick Craine Executive Vice President, General Counsel
and Corporate Secretary

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